                                                                   EXHIBIT 23

                       CONSENT OF INDEPENDENT AUDITORS

     We consent to the incorporation by reference in this Annual Report (Form 10-K) of AIRFUND International Limited Partnership, of our report dated March 10, 2000 included in the 1999 Annual Report to the Partners of AIRFUND International Limited Partnership.

                                                         ERNST & YOUNG LLP

Boston, Massachusetts
March 10, 2000